SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 11, 2003
                                                 ------------------------------


                              ALABAMA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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     Alabama                       1-3164                     63-0004250
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 (State or other jurisdiction  (Commission File    (IRS Employer Identification
     of incorporation)          Number)                           No.)


                600 North 18th Street, Birmingham, Alabama             35291
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           (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code      (205) 257-1000
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                                       N/A
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              (Former name or former address, if changed since last
report.)



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Item 5.         Other Events.
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                On February 11, 2003, Alabama Power Company (the "Company")
entered into Underwriting Agreements covering the issue and sale by the Company of $250,000,000 aggregate principal amount of its Series T 5.70% Senior Notes due February 15, 2033 (the "Series T Senior Notes") and $170,000,000 aggregate principal amount of its Series U 2.65% Senior Notes due February 15, 2006 (the "Series U Senior Notes"). Said notes were registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the shelf registration statement (Registration Nos. 333-100721, 333-100721-01 333-100721-02 and
333-100721-03) of the Company.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            (c) Exhibits.

                1.1 Underwriting Agreement, dated February 11, 2003 relating to the Series T Senior Notes among the Company and Goldman, Sachs & Co., ABN AMRO Incorporated, Barclays Capital Inc., BNY Capital Markets, Inc. and Salomon Smith Barney Inc. as the Underwriters.

               1.2 Underwriting Agreement, dated February 11, 2003 relating to the Series U Senior Notes among the Company and Morgan Stanley & Co. Incorporated and The Williams Capital Group, L.P. as the Underwriters.

               4.2(a) Twentieth Supplemental Indenture to Senior Note
                      Indenture dated as of February 19, 2003, providing for the issuance of the Series T Senior Notes.

               4.2(b) Twenty-First Supplemental Indenture to Senior Note
                      Indenture dated as of February 19, 2003, providing for the issuance of the Series U Senior Notes.

               4.7(a) Form of Series T Senior Note (included in Exhibit
                      4.2(a) above).

               4.7(b) Form of Series U Senior Note (included in Exhibit
                      4.2(b) above).

               5.1(a) Opinion of Balch & Bingham LLP relating to the Series
                      T Senior Notes.

               5.1(b) Opinion of Balch & Bingham LLP relating to the Series
                      U Senior Notes.

               12.1   Computation of ratio of earnings to fixed charges.


                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     February 19, 2003                             ALABAMA POWER COMPANY



                                                        By /s/Wayne Boston
                                                           Wayne Boston
                                                           Assistant Secretary